UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

UNIVERSAL DISPLAY CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

V64713-P24668 Your vote counts! Universal Display Corporation 2025 Annual Meeting June 17, 2025 11:59 PM ET. You invested in UNIVERSAL DISPLAY CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 18, 2025. Get informed before you vote View the Proxy Statement and 2024 Annual Report to Shareholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 4, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.proxyvote.com control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 18, 2025 10:00 AM ET Virtually at: www.virtualshareholdermeeting.com/OLED2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

UNIVERSAL DISPLAY CORPORATION

2025 Annual Meeting
Vote by June 17, 2025
11:59 PM ET

Voting Items		Board Recommends
1.	Election of the eleven directors proposed in the accompanying Proxy Statement, each to serve for a one-year term and until a successor is selected and qualified.	
	Nominees:	
1a.	Steven V. Abramson	For
1b.	Nigel Brown	For
1c.	Cynthia J. Comparin	For
1d.	Richard C. Elias	For
1e.	Elizabeth H. Gemmill	For
1f.	C. Keith Hartley	For
1g.	Celia M. Joseph	For
1h.	Lawrence Lacerte	For
1i.	Joan Lau	For
1j.	Sidney D. Rosenblatt	For
1k.	April Walker	For
2.	Advisory resolution to approve the compensation of the Company's named executive officers.	For
3.	Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for 2025.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.